Exhibit 99.1

Palladyne AI and IAI Form Partnership to Manufacture and Sell Combat-Proven Loitering Munition Systems to the U.S. Department of War

SALT LAKE CITY and TEL AVIV – June 8, 2026 - Palladyne AI Corp. (NASDAQ: PDYN and PDYNW) (“Palladyne AI”), a U.S.-based defense and industrial technology company, and Israel Aerospace Industries (IAI), a world-class aerospace and defense leader, today announced the formation of a strategic partnership under which Palladyne AI will manufacture, integrate and market IAI’s HARPY, HAROP and Mini HARPY loitering munition systems to the U.S. Department of War.

The partnership provides Palladyne AI with exclusive U.S. production and marketing rights for loitering munition systems, designed to suppress and destroy enemy air defenses and provide long-range strike capabilities across operational and tactical environments.

IAI has been pioneering the global loitering munition market for more than 40 years, with systems deployed operationally in many militaries worldwide. Under the partnership, Palladyne AI will adapt the systems to U.S. operational requirements and domestically manufacture components and subsystems, while IAI will provide engineering support and key subsystems. The partnership comes as the Department of War is increasing its investments in loitering munitions to expand its military capabilities for the modern battlefield.

Boaz Levy, IAI's Chairman of the Board: “The U.S. is a strategic market for IAI, and this partnership represents a significant step in expanding our long-term presence and industrial cooperation in the U.S. defense sector. By combining IAI’s decades of operational expertise and combat-proven loitering munition technologies with Palladyne AI’s U.S.-based manufacturing capabilities, we are positioning these systems to meet evolving operational requirements and support the current and future needs of the U.S.”

Ben Wolff, President and Chief Executive Officer of Palladyne AI, commented: "The U.S. defense industrial base needs battle-proven loitering munitions capabilities it can field now. IAI's systems have been validated in real-world combat environments for decades. What differentiates this partnership is that by combining IAI’s systems with Palladyne AI’s U.S. engineering and manufacturing capabilities, we can make those systems’ capabilities available to the U.S. Department of War much faster than through a clean-sheet development program. We built that stack in 2025. This partnership is the first major proof of what it can do."

Guy Barlev, Executive VP and GM of the Space Missiles and Systems, IAI: “This new strategic partnership will bring our combat-proven long-range loitering munitions to the U.S. market. We selected Palladyne AI for its combination of advanced autonomy, engineering expertise and certified U.S. manufacturing capabilities. Palladyne AI's leadership has built and scaled large, complex businesses before. Their team moves with the kind of urgency the current threat environment demands.

Admiral Eric T. Olson (Ret.), Palladyne AI board member, concluded, "We built Palladyne AI to be the kind of partner the Department of War actually needs right now, not a startup with an interesting product and no ability to scale, and not a legacy prime moving at legacy prime speed. We can take proven systems, adapt them for U.S. requirements, and build them in America. The IAI partnership is exactly the kind of opportunity that Palladyne’s infrastructure was designed to capture.

IAI Loitering Munitions: Distinct Capabilities for Distinct Requirements

The HARPY and HAROP systems have proven unparalleled effectiveness against enemy air defenses, serving as a decisive tool for gaining a theater-wide advantage. These loitering munitions are designed for autonomous operation, searching for and engaging hostile targets across the battlefield. Equipped with advanced sensors and high-precision strike capabilities, they effectively neutralize air defense infrastructure, including radar sites, missile launchers, and command-and-control centers. By eliminating these key assets, IAI’s long-range loitering munitions have played a pivotal role in establishing air superiority and clearing the path for successful multi-domain operations.

The Mini HARPY leverages the advanced heritage of the HARPY and HAROP, combining their respective seekers onto a single platform for tactical echelons. Beyond its EO/IR sensors, the system is equipped with a specialized Anti-Radiation seeker designed specifically to locate and neutralize adversary emitters. This provides front-line forces with the ability to secure air superiority by effectively engaging enemy air defenses and Counter-UAS arrays."

Conference Call

Palladyne AI will host a conference call tomorrow, Tuesday, June 9, at 9:00 a.m. Eastern Time to discuss this morning’s announcement.

Dial-in and Webcast Information

Date/Time:	Tuesday, June 9, 2026, at 9:00 a.m. Eastern Time
Toll-Free (North America):	1-877-407-0789
Toll/International:	1-201-689-8562
Conference Call ID:	13760960
Webcast Link: https://viavid.webcasts.com/starthere.jsp?ei=1765783&tp_key=e5c10b126a

Call me™: Participants can use the Guest dial-in #s above and be answered by an operator, or click the Call me™ link for instant telephone access to the event. Call me™ link will be made active 15 minutes prior to the scheduled start time. Call me Link

Replay Information

Toll-Free (North America)	1-844-512-2921
Toll/International:	1-412-317-6671
Conference Call ID:	13760960
Expiration:	Tuesday, June 23, 2026, at 11:59 p.m. Eastern Time

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About Palladyne AI - Palladyne AI (NASDAQ: PDYN) is a U.S.-based defense and technology company delivering patented embodied artificial intelligence, collaborative autonomy solutions, advanced avionics, autonomous systems, and precision-manufactured components for defense and industrial markets. Through its GuideTech engineering services subsidiary and its manufacturing companies, Palladyne AI operates as a vertically integrated platform capable of executing across the full value chain — from component production and systems integration to autonomy software and mission-level orchestration.

Palladyne AI's embodied AI is designed to operate in complex, contested, and high-risk environments, enabling distributed tasking, human-on-the-loop decision-making, degraded-communications resilience, and multi-domain coordination. Its platform-agnostic autonomy stack combines real-time sensor fusion, adaptive AI models, and edge-native orchestration — without vendor lock-in — across air, ground, maritime, and industrial domains.

Palladyne Aerospace and Defense, the company's defense contracting division, is positioned as a mid-tier U.S. technology prime, bridging advanced autonomy, practical engineering, and American manufacturing to bring intelligent systems into active service faster and more cost-effectively than legacy approaches. Palladyne Aerospace and Defense delivers software, components, subsystems, and complete loitering munition systems aligned with the Department of War’s growing demand for cost-effective, rapidly deployable, and domestically produced capabilities.

All Palladyne AI platforms are American-developed and operated, designed to meet the stringent requirements of U.S. government customers, including data sovereignty, security, and compliance. For more information, visit www.palladyneai.com.information

About IAI - Israel Aerospace Industries (IAI) is a world-leading aerospace and defense company innovating and delivering state-of-the-art technologies in space, air, land, naval, cyber for defense and commercial markets. Combining the spirit of innovation with decades of combat-proven experience, IAI provides customers with tailor-made, cutting-edge solutions to the unique challenges they face, including satellites, UAVs, missiles, intelligence solutions, weapon systems, air defense systems, robotic systems, radars, business jets, aerostructures, and more. Established in 1953, IAI is one of Israel’s largest technology employers with offices and R&D centers in Israel and abroad. IAI’s presence in the United States is built on long-standing partnerships and includes steadily growing local production capabilities through U.S. subsidiaries such as Stark Aerospace in Columbus, Mississippi.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding potential future expansion of the partnership; the benefits to the U.S. military of IAI’s systems’ capabilities; speed of system delivery; and Palladyne AI’s engineering and manufacturing. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Palladyne AI’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Palladyne AI is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Palladyne AI has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Palladyne AI and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Palladyne AI with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Palladyne AI Investor Contact:

Brian S. Siegel, IRC®, M.B.A.

Senior Managing Director

Hayden IR - Chicago

(346) 396-8696 (o)

brian@haydenir.com

IR@palladyneai.com

Palladyne AI Press Contact:

Heath Meyer

(858) 768-1527

PR@palladyneai.com

IAI Press Contact:

Dafna Slyper

(972) 523189797

daravitz@iai.co.il